UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): JULY 14, 2005
                 -----------------------------------------------
                             INFOSEARCH MEDIA, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                -----------------
                 (State or Other Jurisdiction of Incorporation)

        333-97385                                          90-0002618
(Commission File Number)                       (IRS Employer Identification No.)

              4086 Del Rey Avenue, Marina Del Rey, California 90292
           ----------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (310) 437-7380
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On July 14, 2005, InfoSearch Media, Inc. announced that, on July 1, 1005, Michael Papale joined the Company as Vice President of Sales and Business Development. Mr. Papale joins the Company from Citysearch / InterActiveCorp where he was the Director of National Sales and helped drive Citysearch to its first profitable quarter. Prior to his tenure at Citysearch, he was the Executive Vice President & Principal of Global Domains International, Inc., creator of the .WS domain name registry and iPhoneBill. Mr. Papale led sales, marketing and business development and oversaw significant revenue growth, which led to a No. 37 ranking on Inc. Magazine's list of 500 fastest-growing companies in the United States. Mr. Papale held various sales and business development positions prior to Global Domains International, including stints at Bowne
Business Solutions and ILS & Imaging Presentation Partners. Mr. Papale is a graduate of the University of Southern California and received an MBA from the Graziadio School of Business and Management at Pepperdine University.

Item 9.01 Financial Statements and Exhibits.

(C)  EXHIBITS

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

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Exhibit No.       Description
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99.1              Press Release dated July 14, 2005
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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INFOSEARCH MEDIA, INC.



Dated: July 12, 2005                   By:/s/ Frank Knuettel, II
                                         ---------------------------------------
                                       Name:  Frank Knuettel, II
                                       Title: Chief Financial Officer

Exhibit Index

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Exhibit No.       Description
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99.1              Press Release dated July 14, 2005
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